Astrana Health & PROSPECT HEALTH

Building the Nation's Premier, Patient-Centered Healthcare Platform

November 2024



Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, including statements regarding the pending acquisition of certain businesses and assets (the "Transaction") of Prospect Medical Holdings, Inc. ("Prospect Health" and such businesses and assets, "Prospect"), which may not be completed in a timely manner, or at all, the debt financing for the Transaction and the Company's ability to decrease its net leverage in the future, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some orall of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. This presentation also contains the non-GAAP measure net leverage ratio. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, and stock-based compensation. Net leverage ratio is calculated as the Company's net debt, calculated as total debt minus cash, divided by pro forma Adjusted EBITDA. The Company has included the net leverage ratio measure as this will be measured by the Company's lenders for compliance with the Company's debt financing in connection with the Transaction. Management believes that the net leverage ratio allows investors to have a meaningful understanding of the Company's compliance with its debt covenants.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information and to evaluate compliance with debt financing. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA and net leverage ratio differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation betweencertain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA in 2024 for Prospect and for the Company, and pro forma net leverage ratio for 2024 and in future years, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Prospect Health Financials and Pro Forma Measures

This presentation contains preliminary estimates of financial results of the businesses and assets of Prospect Health that the Company has agreed to acquire. Prospect's closing procedures for periods included in this presentation are not yet complete. These estimates are preliminary in nature, unaudited, based on currently available information and management estimates, and subject to further internal review by management and the completion of annual financial closing processes. Accordingly, actual results may be different from this preliminary information and any such changes may be material. Neither of the Company's nor Prospect's auditors have audited, reviewed, compiled or performed any procedures with respect to the accompanying financial information. Accordingly, the auditors do not express an opinion or any other form of assurance with respect thereto.

The presentation does not contain a comprehensive statement of Prospect's actual financial results or position. The actual results may differ materially from preliminary estimates. Accordingly, you should not place undue reliance upon the preliminary estimates. For example, during the course of closing the financial statements, or while preparing the historical consolidated financial statements, additional items that would require material adjustments to be made to the financial information presented may be identified, including items that would require adjustments that may be material to the results described in this presentation. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within or are outside of management's control. See "Forward-Looking Statements".

This presentation also includes pro forma financial information that gives effect to the consummation of the Transaction. Pro forma financial information included herein are presented for illustrative purposes only and are based upon available information that is preliminary in nature, as well as certain assumptions and estimates that we believe are reasonable. This pro forma financial information may not necessarily reflect what our results of operations and financial position would have been had the Transaction occurred during the periods presented herein or what our results of operations and financial position will be in the future. The pro forma financial information presented herein has not been prepared and presented in accordance with the requirements of Regulation S-X. Neither the Company's nor Prospect's auditors have studied, reviewed or performed any procedures with respect to the combined company forward-looking financial data for the purpose of inclusion in this presentation and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These combined company forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the combined company forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those under "Forward-Looking Statements" above. Combined company forward-looking financial data is inherently uncertain due to a number of factors outside of the Company's or Prospect Health's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after completing the proposed Transaction or that actual results will not differ materially from those presented in the combined company forward-looking financial data. Inclusion of combined company forward-looking financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Readers are cautioned not to place undue reliance on the pro forma combined company financial information.

Acquisition Risks

Although certain information included in this presentation generally assumes consummation of the Transaction and we expect that the Transaction will result in benefits to the Company, we may be unable to consummate the Transaction on a timely basis or at all, and if the Transaction is consummated, we may not realize the anticipated benefits because of integration difficulties, increased debt and other challenges. The success of the Transaction will depend, in large part, on the ability of the combined company to realize the anticipated benefits from the Transaction. To realize these anticipated benefits, the businesses and assets must be successfully integrated. This integration will be complex and time consuming. The failure to integrate successfully and to manage successfully the challenges presented by the integration process may result in the combined company not fully achieving the anticipated benefits of the Transaction. These integration matters could have an adverse effect on each of us, Astrana Health and Prospect during this transition period and on the combined company for an undetermined period after the completion of the Transaction.

Accelerating our healthcare transformation vision

Astrana Health is a healthcare platform which organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach with three synergistic segments:

Care Partners	Care Delivery	Care Enablement
Affiliated and employed provider network, empowered to take risk across all health plan lines of business to deliver integrated care	**Flexible footprint of owned primary care and multi-specialty clinics** with employed providers who deliver personalized care	**Full-stack technology and solutions platform** empowering providers to deliver the best possible care to all patients in their communities

Astrana Health's

pending acquisition of

PROSPECT HEALTH

(certain businesses and assets relating to Prospect Health System)[1]

will bring together two **scaled organizations** empowering providers to drive:

- Access
- Quality
- Value

for all patients in a payer-agnostic way

1. Certain businesses and assets relating to Prospect Health System includes its California licensed health care service plan (Prospect Health Plan), medical groups in California, Texas, Arizona and Rhode Island (Prospect Medical Groups), management service organization (Prospect Medical Systems), pharmacy (RightRx), and Alta Newport Hospital dba Foothill Regional Medical Center, a fully accredited acute care hospital.

Prospect is a payer–agnostic integrated care delivery system enabling coordinated, high–quality care

PROSPECT HEALTH

Synergistic businesses and assets

Care Partners

Prospect Health Plan
California-licensed health care service plan

Prospect Medical Groups
In CA, TX, AZ, and RI

Care Delivery

Foothill Regional Medical Center[1]
Acute care hospital

RightRx
Pharmacy

Care Enablement

Prospect Medical Systems
Management service organization

Complementary geographic footprint

California	Arizona	Texas	Rhode Island



Los Angeles
Orange
San Diego
Riverside
San Bernardino

37 years
Operating history

4
States

610k
Members in value-based care arrangements

13k
Providers[2]

$1.2bn
2024E Revenue[3]

$81mm
2024E Adj. EBITDA[3]

Note: Financial and operating stats shown on page are approximations

1. Foothill Regional Medical Center ("FRMC") is a fully-accredited acute care hospital with 177 licensed beds
2. Includes ~3k Primary Care Physicians and ~10k Specialists
3. Management's estimate for the twelve months ending December 31, 2024

Prospect's footprint is highly complementary to Astrana


Astrana
Prospect
Astrana and Prospect

Pro forma membership mix by payer[1]


Medicare
17%
Commercial
28%
1.7mm
Medicaid
55%

1. Based on estimated pro forma members in value-based care arrangements for the twelve months ending December 31, 2024

Together, Astrana and Prospect will drive patient–centered care for communities nationwide

Complementary CA markets	Expansion into new markets	Continued risk progression	Synergistic opportunities	Accretive financially
Complementary networks that increase access, quality, and value for local communities	New markets are anticipated to extend Astrana's payer-agnostic integrated care delivery capabilities to more patients	Total cost of care responsibility increases alignment through value-based arrangements for all lines of business	Astrana's proprietary tech and operational capabilities create potential for at least $12mm in synergies by 2027E	Acquisition of Prospect is expected to be accretive to Astrana in the first full year post-transaction

Note: Financial and leverage stats shown on page are approximations

Transaction overview

Purchase price

Definitive agreement to acquire Prospect[1] for a **total purchase price of $745mm**

Target financials

Prospect is expected to generate **$1.2bn of revenue** & **Adj. EBITDA of $81mm** in 2024E[2]

Financing

Astrana expects to fund the transaction through existing **cash on balance sheet** & **increase in debt of $660mm**

Leverage targets

Pro forma **3.4x net leverage** and target to **de-lever to <2.5x** within **24 months**[3]

Expected closing

Transaction is **expected to close in mid-2025**, subject to regulatory approval and other customary closing conditions

Note: Financial and leverages are approximate

1. Includes certain businesses and assets relating to Prospect Health System, including its California licensed health care service plan (Prospect Health Plan), medical groups in California, Texas, Arizona and Rhode Island (Prospect Medical Groups), management service organization (Prospect Medical Systems), pharmacy (RightRx), and Alta Newport Hospital dba Foothill Regional Medical Center
2. Management's estimate for the twelve months ending December 31, 2024
3. Based on management estimates of pro forma total net debt divided by pro forma total Adjusted EBITDA

Building the premier, patient-centered healthcare platform for all

.✦. Astrana Health

Growth
Sustainably growing membership to bring better care to more Americans

Risk Progression
Increasing alignment through total cost of care responsibility in value-based arrangements

Outcomes and Cost
Achieving superior patient outcomes while managing cost

Operating Leverage
Driving operating leverage across our business through our Care Enablement suite



Care Partners | Care Delivery | Care Enablement

13	1.7mm	20k+	~$3.2bn	~$251mm
States	VBC Members[1]	Providers	2024E PF Revenue[2]	2024E PF Adj. EBITDA[2]

Note: Financial and leverages are approximate
1. Members in value-based care arrangements
2. Financials shown on page based on pro forma 2024E management estimates.


Investor Relations
Asher Dewhurst
(626) 943-6491
investors@astranahealth.com
Astrana Health